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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2002


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)





         New Jersey                     000-24969                22-2287503
 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)





                  587 Connecticut Ave., Norwalk, CT     06854-0566
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4. Change in the Registrant's Certifying Accountant.

         Effective as of May 8, 2002, mPhase Technologies, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountant. Effective as of May 8, 2002, the Company engaged Rosenberg Rich Baker Berman and Company as its independent accountant. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

         Neither Arthur Andersen's report on the Company's financial statements for the year ended June 30, 2000, nor its report for the year ended June 30, 2001, contained an adverse opinion or a disclaimer of opinion, and neither report was qualified or modified as to audit scope, accounting principles or uncertainty, except for an additional paragraph in the June 30, 2001 audit opinion stating that "the Company has suffered recurring losses from operations and is in a working capital deficit position that raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the years ended June 30, 2000 and June 30, 2001 and the subsequent interim periods preceding the Company's dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company year ended June 30, 2001 and the subsequent interim period to the date hereof.

         During the two most recent fiscal years of the Company ended June 30, 2001 and the subsequent interim period to the date hereof, the Company did not consult with Rosenberg Rich Baker Berman and Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter, dated May 10, 2002, is filed herewith as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) and (b)       Not Applicable

        (c)      Exhibit.       The following exhibit is filed with this report:
                 -------

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                  16.1          Letter from Arthur Andersen LLP to the
                                Securities and Exchange Commission dated
                                May 10, 2002.

                         [Signature on following page.]

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              mPHASE TECHNOLOGIES, INC.




                                              By:  /s/ MARTIN S. SMILEY
                                                   --------------------
                                                    Martin S. Smiley
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    General Counsel

Date:  May 10, 2002

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                                  EXHIBIT INDEX
                                  -------------

Exhibit               Description
-------               -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.